U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 18, 2008

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Date of Report

(Date of Earliest Event Reported)

AMERITRANS CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware                   333-63951             52-2102424

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(State or other jurisdiction of      (Commission         (I.R.S. Employee

incorporation or organization)        File No.)            I.D. Number)

747 Third Avenue, 4th Floor

New York, New York                         10017

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(Address of principal executive offices           (Zip Code)

(800) 214-1047

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under  the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

 Ameritrans Capital Corporation (the "Company") issued a press release to the news media announcing,  the Company's declaration of a dividend for its preferred stock for the third quarter of 2008.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company issued a press release to the news media announcing, the designation of Silvia Mullens as Chief Compliance officer of the Company.

Item 8.01.    Other Events

The Company issued a press release to the news media announcing, among other things the results of a special meeting of the shareholders that took place on Tuesday March 18, 2008

A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

The information furnished is not deemed "filed" for  purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed  incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                    SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                           AMERITRANS CAPITAL CORPORATION

                                           By:  /s/ Gary C. Granoff

                                              ----------------------------------

                                                Name:  Gary C. Granoff

                                                Title: Chief Executive Officer, Chief Financial Officer

Dated: March 18, 2008

Exhibit Index

Exhibit

Number                   Description

99                     Press Release dated March 18, 2008